STOCK YARDS BANCORP, INC.

Acquisition of Field & Main Bancorp, Inc.

January 27, 2026

FIELD & MAIN

BANK

Forward-Looking Statements

Forward-Looking Statements

Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections, and benefits relating to the proposed merger transaction between Stock Yards and Field & Main, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as "anticipate," "believe," "aim," "can," "conclude," "continue," "could," "estimate," "expect," "foresee," "goal," "intend," "may," "might," "outlook," "possible," "plan," "predict," "project," "potential," "seek," "should," "target," "will," "will likely," "would," or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to Stock Yards' Annual Report on Form 10-K for the year ended December 31, 2024, and its Quarterly Reports on Form 10-Q for the three months ended March 31, 2025, June 30, 2025, and September 30, 2025, as well as Stock Yards' other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management's control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Stock Yards with the SEC, risks and uncertainties for Stock Yards, Field & Main and the combined company include, but are not limited to: the possibility that some or all of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Field & Main's operations with those of Stock Yards will be materially delayed or will be more costly or difficult than expected; the parties' inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the inability to complete the merger due to the failure of Field & Main's shareholders to adopt the merger agreement; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management's attention from ongoing business operations and opportunities due to the merger; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on the customer and employee relationships and operating results of Stock Yards, Field & Main or the combined company, respectively; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by Stock Yards' issuance of additional shares of Stock Yards common stock in connection with the merger; unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities; results of operations and financial condition of Stock Yards, Field & Main and the combined company; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, neither Stock Yards nor Field & Main assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Important Additional Information

Additional Information Regarding the Proposed Transaction

This communication in respect of the proposed merger transaction between Stock Yards and Field & Main is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. Stock Yards will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Field & Main that also constitutes a prospectus of Stock Yards which, when finalized, will be sent to the shareholders of Field & Main seeking their approval of the merger-related proposals. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that Stock Yards or Field & Main may file with the SEC. FIELD & MAIN'S SHAREHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STOCK YARDS, FIELD & MAIN AND THE PROPOSED TRANSACTION. When filed, the registration statement, the definitive proxy statement/prospectus and other documents relating to the merger transaction filed by Stock Yards can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing Stock Yards' website at www.syb.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents, when available, can be obtained free of charge from Stock Yards upon written request to Stock Yards, Attention: Chief Financial Officer, 1040 East Main Street, Louisville, Kentucky 40206 or by calling (502) 582-2571, or to Field & Main, Attention: Chief Financial Officer, 140 North Main Street, Henderson, Kentucky 42420 or by calling (270) 881-1500.

Participants in the Solicitation

Stock Yards, Field & Main and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Field & Main's shareholders in connection with the proposed transaction. Information about the directors and executive officers of Stock Yards and their ownership of Stock Yards common stock is set forth in the definitive proxy statement for Stock Yards' 2025 annual meeting of shareholders, as previously filed with the SEC on March 12, 2025, and Stock Yards' Annual Report on Form 10-K for the year ended December 31, 2024, as previously filed with the SEC on February 27, 2025, as well as other documents filed with the SEC. Information about the directors and executive officers of Field & Main and their ownership of Field & Main common stock, as well as additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by securities holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents regarding the proposed transaction to be filed with the SEC when they become available. Shareholders of Field & Main may obtain free copies of these documents from Stock Yards or Field & Main using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Solidifying Position as Kentucky's Premier Community Banking Franchise

Enhancing Scale with a Like-Minded Partner	Stock Yards Bank & Trust		Field & Main Bank		Pro Forma[1]
#1 Bank by Total Assets Headquartered in Kentucky	$9.5B Assets	+	$0.9B Assets	=	~$10.4B Assets
#1 Wealth & Trust Assets Under Management[2]	$7.6B AUM	+	$0.8B AUM	=	~$8.4B AUM
#1 Community Bank by Deposits Located in Kentucky[3]	$6.3B Deposits	+	$0.7B Deposits	=	~$7.0B Deposits

FIELD & MAIN BANK

*Highly complementary Kentucky banking franchise with a strong core deposit franchise, scaled wealth business, and a **profitability culture that is aligned with Stock Yards***

Source: Company Documents; S&P Global Market Intelligence.
(1) Pro forma does not reflect purchase accounting or merger adjustments.
(2) Trust data as of most recent quarter and is based on FDIC Call Report data for banks headquartered in Kentucky.
(3) Deposit data as of June 30, 2025, per FDIC Summary of Deposits and is pro forma for pending or recently completed transactions. Excludes banks with greater than $200 billion in total assets.

Expanding the Franchise Into Western Kentucky

#1 in Henderson & Opportunity to Scale In Evansville

Rank	Institution (ST)	Number of Branches	Deposits in Market ($M)	Market Share (%)
Henderson, KY - MSA				
1	**Field & Main Bancorp Inc. (KY)**	**3**	**501**	**34**
2	Independence Bancshares Inc. (KY)	4	347	24
3	Fifth Third Bancorp (OH)	1	171	12
4	Old National Bancorp (IN)	1	149	10
5	United Community Bcshs Inc (KY)	4	101	7
Evansville, IN - MSA				
1	Old National Bancorp (IN)	15	5,456	42
2	Fidelity Federal Bancorp (IN)	7	3,951	30
3	Fifth Third Bancorp (OH)	9	1,782	14
4	German American Bancorp Inc. (IN)	7	555	4
5	First Bancorp of Indiana Inc. (IN)	7	420	3
14	**Field & Main Bancorp Inc. (KY)**	**1**	**23**	**0**

Accelerating the Push Into Western Kentucky



SYBT (75)
F&M (6)
Indianapolis
INDIANA
OHIO
Cincinnati
Cynthiana
Louisville
Evansville
Henderson
KENTUCKY
Bowling Green
Announced Bowling Green Market President December 1, 2025

Western KY & Southern IN: Stable & Employer Rich Region

Berry, BRENNTAG, Century Aluminum, Deaconess Henderson Hospital, Gibbs, HMP&L, KOCH Enterprises, TOYOTA, Tyson Foods, University of Southern Indiana

- Diverse employer base anchored by advanced manufacturing, healthcare, higher education, logistics, food & beverage, and agri-business
- Stable population and employment trends with significant investment occurring in the region

Further Diversifying Stock Yards' Loans by Market

- ✓ Western Kentucky *(to be est. 2026)*
- ✓ **Louisville** *(est. 1904)*
- ✓ **Indianapolis** *(est. 2003)*
- ✓ **Cincinnati** *(est. 2007)*
- ✓ **Central Kentucky** *(est. 2021)*



7%
14% Central KY
14% Cincinnati
14% Indianapolis
51% Louisville

Source: Company Documents; S&P Global Market Intelligence; 2025 FDIC Summary of Deposits.

Transaction Highlights

Strategic Fit

- **Complementary Combination of New & Overlapping Markets**
  - #1 market share in Henderson, KY, opportunity to scale in Evansville, IN, and enhances Lexington & Cynthiana markets
- **Accelerates Growth in Long-Desired Western Kentucky Market**
  - Paired with the announcement of Bowling Green market president, this partnership accelerates growth in these markets
- **Bolsters Wealth Management Capabilities**
  - Adds $0.8 billion in wealth and trust assets with the opportunity to further scale wealth relationships

Operational Fit

- **Established Kentucky Banking Franchise**
  - 135+ years of serving Kentucky communities
- **Strong and Experienced Leadership**
  - Scott Davis, Chairman & CEO of Field & Main Bank, is expected to join the Stock Yards Board of Directors post closing
  - Doug Lawson, President & COO of Field & Main Bank, to join Stock Yards as a Senior Market Leader
- **Shared Operating Values & Philosophies**
  - Compatible cultures with a client-centric, relationship driven approach ensuring organizational cohesion
- **Minimal Overlap**
  - Expected to preserve customer-facing jobs and be minimally disruptive to existing Field & Main customers

Prepared to Cross $10B

- Stock Yards has been preparing to cross $10 billion in assets for a number of years
- Significant investments have been made across people, processes, and technology
- Structure of the balance sheet provides flexibility to stay under $10 billion in assets at 12/31/2026, which will delay Durbin impact to July 2028
- Incremental earnings from the transaction to help offset the financial impacts of crossing
- Good opportunity to establish Western Kentucky franchise and provide future opportunities for growth to further facilitate crossing $10 billion

Overview of Field & Main Bancorp, Inc.

Company Overview

- Privately held and headquartered in Henderson, KY, Field & Main Bancorp, Inc. "F&M" has roots dating back to 1887
- F&M's predecessor entity, Ohio Valley Financial Group merged with BankTrust Financial and rebranded as Field & Main in 2015
- Operates through six brick & mortar locations in Western and Central Kentucky and Southern Indiana
- Comprehensive wealth management capabilities with approximately $800 million in assets under management and 1,000+ accounts

Branch Footprint

- ✓ #1 deposit market share in Henderson, KY MSA
- ✓ $150M+ deposits in Lexington, KY MSA
- ✓ Efficient branch network with ~$130M average deposits per branch



Cynthiana
Lexington
Evansville
Henderson
KENTUCKY

Bank-Level Financial Highlights

Balance Sheet	$ in millions
Total Assets	$861
Gross Loans	652
Total Deposits	782
Tangible Common Equity - Consolidated	68
Wealth AUM	815
TCE / TA - Consolidated	8.0%
Leverage Ratio	8.8%
Loans / Deposits	83%
Core Deposits / Deposits[(1)]	95%
LTM Profitability	
Adjusted Net Income[(2)]	$11.0
Adjusted ROAA[(2)]	1.34%
Net Interest Margin	3.77%
Efficiency Ratio (FTE)	59%
Asset Quality	
Loan Loss Reserves / Gross Loans	1.3%
LTM NCOs / Avg. Loans	0.4%
NPAs / Assets	0.6%
Reserves / NPLs	151%

Source: Company Documents; S&P Global Market Intelligence; 2025 FDIC Summary of Deposits.
Note: Financial data displayed represents Field & Main Bank Call Report regulatory data, unless otherwise noted, as of December 31, 2025.
(1) Core deposits defined as total deposits, less time deposits over $250 thousand.
(2) Field & Main's LTM earnings excludes sale of insurance business and loss on sale of loans.

Complementary Franchises

	Stock Yards Bank & Trust	FIELD & MAIN BANK	Pro Forma[1]

Loan Composition


Farm & Ag. 1%
Other 4%
Const. & Land 11%
Resi. Mortgage 18%
Home Equity 4%
OO CRE 16%
NOO CRE 20%
Multifamily 6%
C & I 20%
$7.0B

MRQ Yield on Loans: 6.10%


Farm & Ag. 9%
Other 1%
Const. & Land 7%
Resi. Mortgage 25%
Home Equity 7%
OO CRE 17%
NOO CRE 13%
Multifamily 7%
C & I 14%
$0.7B

MRQ Yield on Loans: 6.69%


Farm & Ag. 1%
Other 4%
Const. & Land 10%
Resi. Mortgage 19%
Home Equity 4%
OO CRE 16%
NOO CRE 20%
Multifamily 6%
C & I 20%
$7.7B

Yield on Loans: 6.15%

Deposit Composition


Time ≥$100k 14%
NIB 18%
Time <$100k 8%
IB Dem., Savings & MMDA 59%
$7.8B

MRQ Cost of Deposits: 1.95%

Core Deposits[2]: 93%


Time ≥$100k 14%
NIB 16%
Time <$100k 9%
IB Dem., Savings & MMDA 61%
$0.8B

MRQ Cost of Deposits: 2.31%

Core Deposits[2]: 95%


Time ≥$100k 14%
NIB 18%
Time <$100k 8%
IB Dem., Savings & MMDA 59%
$8.6B

Cost of Deposits: 1.98%

Core Deposits[2]: 93%

Source: Company Documents; S&P Global Market Intelligence. Note: Totals may not sum due to rounding. Note: Data as of December 31, 2025.
Note: Loan composition is based on bank-level regulatory data; loan yield is based on BHC GAAP data for SYBT and bank-level regulatory data for Field & Main.
Note: Deposit composition and deposit cost are based on BHC GAAP data for SYBT and bank-level regulatory data for Field & Main.
(1) Pro forma does not reflect purchase accounting or merger adjustments.
(2) Core deposits defined as total deposits, less time deposits over $250 thousand.

Comprehensive Due Diligence

Disciplined Acquiror

- Stock Yards is an experienced acquiror – fifth transaction since 2012 and first transaction since 2022
- Long track record of growing earnings and tangible book value

Conservative Diligence Approach

- Comprehensive and collaborative process including business, operational, credit, financial, legal, HR, and regulatory
- Detailed review of revenue and expense structure to determine potential synergies
- SYBT's most experienced credit team reviewed a significant portion of the loan portfolio:
  - Reviewed 60% of the loan portfolio
  - Reviewed 94% of loans with balances above $1 million
- 3rd party loan review of the Field & Main loan portfolio, in addition to internal review
- Complementary bank cultures and community banking philosophies
- Stock Yards has a deep understanding of Kentucky markets

Transaction Highlights

Solidifies Stock Yards' positioning as Kentucky's #1 community banking franchise

- ☑ **Accelerates growth in Western Kentucky with immediate market share**
- ☑ **Strengthens and broadens wealth management business**
- ☑ **Shared values – culture, leadership and strategic familiarity**
- ☑ **Positions combined franchise for continued growth and momentum**

A TRUSTED PARTNER, **SINCE 1904.**

Transaction Summary

Structure & Consideration[1]	► Aggregate transaction value of approximately $105.7 million, or $44.55 per Field & Main share ► 100% stock consideration ► 0.6550 SYBT shares for each Field & Main share outstanding ► Pro forma ownership of approximately 95% SYBT / 5% Field & Main
Valuation[1]	► Price / Tangible Book Value: 1.5x ► Price / LTM Earnings[2]: 10x ► Price / 2026 Earnings + Fully Phased-In Cost Savings: 6x ► Pay-to-Trade: 65%
Cost Savings & Synergies	► ~34% of Field & Main's noninterest expense ► ~33% realized in 2026 and 100% realized thereafter ► Revenue synergies identified, but not included in financial modeling
Credit Mark	► Gross credit mark of ~$16.5 million, or ~2.6% of Field & Main's MRQ loans held for investment – Assumes early adoption of FASB's new standard for purchased assets, resulting in no accretable credit mark
Fair Value Marks (pre-tax)	► Loan interest rate mark of ~$9.6 million accreted over 5 years straight-line ► AFS securities loss of $7.9 million accreted over 7 years straight-line – no impact to equity at close ► Other fair value marks of ~($0.4) million, net decrease to equity
Intangibles	► Core deposit intangible equal to 2.6% of non-time deposits, amortized over 10 years sum-of-years-digits ► Customer list intangible of ~0.7% of wealth AUM, amortized over 10 years straight-line
Transaction Costs	► ~$16.9 million (pre-tax), fully reflected in pro forma TBV dilution at closing
Other Considerations	► Scott Davis, Chairman & CEO of Field & Main Bank, is expected to join the SYBT Board of Directors post closing ► Assumes Durbin impact begins in 2028 (50% phased-in 2028 and 100% thereafter) ► Targeted closing date in the first half of 2026 and conversion in October 2026 ► Subject to customary regulatory approvals and Field & Main shareholder approval (executed support agreements in place with the controlling family trusts)

Pro Forma Financial Impacts

~5.7%
2027 EPS Accretion

~0.9%
TBV per Share Dilution at Close

~0.9 years
TBV per Share Earnback

~9.5%
Pro Forma TCE / TA

(1) Based on SYBT closing common stock price of $68.01 as of January 26, 2026.
(2) Field & Main's LTM earnings excludes sale of insurance business and loss on sale of loans.

TBV Dilution and Pro Forma EPS Accretion Reconciliation

Illustrative Tangible Book Value Per Share Impact

	$ Millions	Millions of Shares	$ per Share
SYBT Tangible Book Value at Close (6/30/2026)	$926.8	29.5	$31.44
Equity Consideration to Field & Main (1)	105.7	1.6	
Goodwill & Other Intangibles Created	(56.9)		
SYBT After-Tax Restructuring Costs (2)	(8.5)		
Pro Forma Tangible Book Value at Close	$967.1	31.0	$31.16

SYBT (Dilution) - $	**($0.28)**
SYBT (Dilution) - %	**(0.9%)**

Illustrative Earnings Per Share Impact

($ in millions, except per share)	2027E GAAP EPS Accretion
SYBT Consensus Net Income Estimate	$151.4
Field & Main Net Income Estimate	11.1
After-Tax Transaction Adjustments:	
Cost Savings	$6.7
Amortization of CDI, net of DTL	(2.1)
Amortization of Wealth Intangible, net of DTL	(0.4)
Accretion of Interest Rate Marks & Other Adjustments	1.8
Pro Forma 2027E SYBT Net Income	$168.5
SYBT Average Fully Diluted Shares	29.5
SYBT 2027E Standalone EPS Estimate	$5.13
Pro Forma Average Fully Diluted Shares	31.1
Pro Forma 2027E EPS Estimate	$5.42
$ EPS Accretion to SYBT	**$0.29**
% EPS Accretion to SYBT	**5.7%**

Note: Purchase accounting adjustments as illustrated above remain subject to change and will be finalized at closing.
Note: Certain figures may not sum to totals shown due to rounding.
Note: SYBT net income and EPS estimates are median analyst estimates per FactSet. Field & Main net income as estimated by SYBT management.
(1) Based on 0.6550 exchange ratio and SYBT closing common stock price of $68.01 as of January 26, 2026.
(2) Restructuring costs allocated to SYBT, assuming all restructuring costs are accrued at closing.